UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12

Altra Industrial Motion Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(i) The following communication was sent by email to all employees of Altra Industrial Motion Corp. (the “Company”) on October 27, 2022 at 7:01AM ET:

October 27, 2022
ORGANIZATIONAL ANNOUNCEMENT

Altra Team,

Earlier today we announced the signing of a definitive merger agreement which, upon closing of the transaction, will result in Altra Motion being acquired by Regal Rexnord Corporation.  Regal Rexnord is a public company traded on the New York Stock Exchange with approximately 29,000 employees, 133 global sites and estimated sales this year of approximately $5.2 billion (based upon their most recent investor day presentation).

We will disclose details of the background of this transaction in upcoming SEC filings, however I believe that the combination of Altra and Regal Rexnord not only delivers value to our shareholders, but also offers great opportunities for our employees.  You will be part of a larger organization with a strong balance sheet and a proven track record of investing in new products and organic growth.  This transaction will also benefit our customers by combining strong brands and further expanding our portfolio of products to provide complete powertrain solutions.

So, what happens next?  There will be a series of regulatory filings, a shareholder vote and other post-signing activities that need to occur.  We will also be working with the Regal Rexnord team to support integration planning, helping to ensure a smooth transition, and look forward to welcoming members of their executive team to some of our facilities in the coming months.  We expect that the transaction will close sometime in the first half of 2023, subject to the receipt of Altra shareholder approval, regulatory approval and the satisfaction of other closing conditions.  Until then it is important to remember that it is business as usual and we need to continue to focus on supporting our customers.

I am proud of the company we’ve built and am pleased that Altra will be joining a leader in the power transmission motion control market.

My sincere thanks for your continued support.

Carl Christenson
Chairman and CEO

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed merger, Altra will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, Altra intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger.  INVESTORS AND STOCKHOLDERS OF ALTRA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about Altra (once such documents are filed with the SEC), through the website maintained by the SEC at http://www.sec.gov.  The proxy statement and other documents (when they are available) can also be obtained free of charge from Altra upon written request to Altra’s Investor Relations Department, 300 Granite St., Suite 201, Braintree, MA 02184 or by calling 781-917-0527.

Participants in the Solicitation

Altra and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Altra’s stockholders in connection with the proposed merger.  Information about the directors and executive officers of Altra is set forth in its proxy statement for its 2022 annual meeting of stockholders on Schedule 14A filed with the SEC on March 24, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 28, 2022.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward‑looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Altra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions, which reflect Altra’s current estimates, expectations and projections about Altra’s future results, performance, prospects and opportunities.  Forward-looking statements include, among other things, the information concerning Altra’s possible future results of operations including revenue, costs of goods sold, gross margin, future profitability, future economic improvement, business and growth strategies, financing plans, expected leverage levels, Altra’s competitive position and the effects of competition, the projected growth of the industries in which we operate, and Altra’s ability to consummate the proposed merger and other strategic transactions.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “plan”, “may”, “project”, “should”, “will”, “would”, and similar expressions or variations.  These forward-looking statements are based upon information currently available to Altra and are subject to a number of risks, uncertainties, and other factors that could cause Altra’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

(i)
Altra’s proposed merger with Regal Rexnord may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Altra or the expected benefits of the proposed merger or that the approval of Altra’s stockholders is not obtained;

(ii)	the ability of Regal Rexnord to obtain debt financing in connection with the proposed merger;

(iii)
the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);

(iv)
the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require Altra to pay a termination fee or other expenses;

(v)
the effect of the announcement or pendency of the merger on Altra’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally;

(vi)	risks related to diverting management’s attention from Altra’s ongoing business operations;

(vii)	the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; and

(viii)
other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Altra’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Altra with the SEC.

In addition to the risks described above, other unknown or unpredictable factors also could affect Altra’s results.  As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate.  Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material.  In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.  The forward‑looking statements in this communication represent our views as of the date of this communication.  We anticipate that subsequent events and developments may cause our views to change.  However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law.  You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication.

You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect.  We qualify all of our forward‑looking statements by these cautionary statements.